                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 2, 2003
--------------------------------------------------------------------------------

                            CROSSROADS SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    000-30362
--------------------------------------------------------------------------------
                            (Commission File Number)



Delaware                                                              74-2846643
--------------------------------------------------------------------------------
(State of Other Jurisdiction of Incorporation)                    (IRS Employer
                                                             Identification No.)



8300 North MoPac Expressway, Austin, Texas                                 78759
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (512) 349-0300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On December 2, 2003, Crossroads Systems, Inc. issued a press release reporting its results of operations for its fiscal quarter and fiscal year ended October 31, 2003. A copy of the press release is furnished herewith as Exhibit
99.1 and incorporated by reference herein. The information furnished in this
Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                      CROSSROADS SYSTEMS, INC.



                                                      By: /s/ Rob Sims
                                                          ----------------------
                                                          Rob Sims
Dated:  December 2, 2003                                  President and Chief
                                                           Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------
    99.1                       Press Release of Crossroads Systems, Inc. dated December 2, 2003